                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS





Dividend Capital Trust Inc.:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                  /s/ KPMG LLP




Denver, Colorado
July 12, 2002